                                                                    EXHIBIT 99.2

                   UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                Charleston, WV
                              Stock Symbol:  UBSI
                   (In Thousands Except for Per Share Data)

Consolidated Statements of Income
                                                  Three Months Ended              Six Months Ended
                                         ---------------------------------     ---------------------
                                             June        June       March        June         June
                                             2001        2000        2001        2001         2000
                                         ---------     -------     -------     --------     --------
Interest & Loan Fees Income                $91,696     $94,063     $91,997     $183,693     $187,331
Tax Equivalent Adjustment                    2,897       2,514       2,868        5,765        5,390
                                         ---------     -------     -------     --------     --------
     Interest & Fees Income (FTE)           94,593      96,577      94,865      189,458      192,721
Interest Expense                            45,467      48,632      47,777       93,244       95,174
                                         ---------     -------     -------     --------     --------
     Net Interest Income (FTE)              49,126      47,945      47,088       96,214       97,547

Loan Loss Provision                          2,143       3,851       2,499        4,642        6,398

Non-Interest Income:
  Inv. Securities Transactions                (718)        505         142         (576)         823
  Trust Revenue                              2,194       1,753       2,015        4,209        3,445
  Service Charges on Deposits                6,647       5,634       6,017       12,664       10,727
  Income from Mortgage Banking
  Operations                                 6,469       4,159       5,225       11,694        7,542
  Gain/(loss) on Sale of Assets                  0           0           0            0            0
  Other Non-Interest Revenue                   304         413         546          850          728
                                         ---------     -------     -------     --------     --------
     Total Non-Interest Income              14,896      12,464      13,945       28,841       23,265
                                         ---------     -------     -------     --------     --------

Non-Interest Expense:
  Staff Expense                             15,446      13,610      14,483       29,929       27,349
  Occupancy & Equipment                      2,683       2,870       2,658        5,341        6,031
  Other Expenses                            10,013       9,450       8,622       18,635       19,601
  Amortization of Intangibles                  797         819         792        1,589        1,639
  OREO Expense                                 191         191         119          310          288
  FDIC Expense                                 323         166         322          645          341
                                         ---------     -------     -------     --------     --------
     Total Non-Interest Expense             29,453      27,106      26,996       56,449       55,249
                                         ---------     -------     -------     --------     --------

Pre-Tax Earnings (FTE)                      32,426      29,452      31,538       63,964       59,165

Tax Equivalent Adjustment                    2,897       2,514       2,868        5,765        5,390
                                         ---------     -------     -------     --------     --------

Reported Pre-Tax Earnings                   29,529      26,938      28,670       58,199       53,775

Taxes                                        9,745       8,815       9,318       19,063       17,664
                                         ---------     -------     -------     --------     --------

Net Income before Extra Items               19,784      18,123      19,352       39,136       36,111

Extraordinary Items (Net of Tax)
                                         ---------     -------     -------     --------     --------
Net Income                                 $19,784     $18,123     $19,352     $ 39,136     $ 36,111
                                         =========     =======     =======     ========     ========

MEMO: Effective Tax Rate                     33.00%      32.72%      32.50%       32.75%       32.85%

                   UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                Charleston, WV
                              Stock Symbol:  UBSI
                   (In Thousands Except for Per Share Data)

Consolidated Balance Sheets                   June 30          June 30
                                                2001            2000
                                               Q-T-D            Q-T-D            June 30       December 31      June 30
                                              Average          Average            2001            2000           2000
                                            ------------    ------------     ------------    -------------  ------------
Cash & Cash Equivalents                       $  126,979      $  106,890       $  121,350      $  144,810     $  124,399

Trading Account Securities
Securities Available for Sale                  1,056,788       1,132,185        1,165,930         865,266        962,999
Held to Maturity Securities                      285,895         235,103          284,987         380,068        390,318
Other Securities
                                           -------------    ------------     ------------    ------------   ------------
  Total Securities                             1,342,683       1,367,288        1,450,917       1,245,334      1,353,317
                                           -------------    ------------     ------------    ------------   ------------
     Total Cash and Securities                 1,469,662       1,474,178        1,572,267       1,390,144      1,477,716
                                           -------------    ------------     ------------    ------------   ------------
Loans held for sale                              197,286         151,792          198,591         203,831        153,701

  Commercial Loans                             1,558,943       1,469,954        1,573,379       1,527,008      1,488,438
  Mortgage Loans                               1,317,481       1,365,267        1,316,001       1,359,044      1,382,435
  Consumer Loans                                 308,558         346,417          314,783         306,442        350,773
                                           -------------    ------------     ------------    ------------   ------------

Loans & Leases, net of unearned
  income                                       3,184,982       3,181,638        3,204,163       3,192,494      3,221,646

Reserve for loan & Lease  Losses                 (41,172)        (39,326)         (41,197)        (40,532)       (39,324)

Goodwill                                          34,175          36,841           33,789          35,102         36,447
Mortgage Servicing Rights                              0              13                0                             13
Purchase Credit Card Intangibles
Other Intangibles                                  3,871           4,588            3,770           4,122          4,483
                                           -------------    ------------     ------------    ------------   ------------
   Total Intangibles                              38,047          41,442           37,559          39,224         40,943
Real Estate Owned                                  2,378           2,822            2,260           2,109          2,754
Other Assets                                     110,011         130,625          120,964         117,277        133,615
                                           -------------    ------------     ------------    ------------   ------------
     Total Assets                             $4,961,193      $4,943,171       $5,094,607      $4,904,547     $4,991,051
                                           =============    ============     ============    ============   ============

MEMO: Earning Assets                          $4,704,505      $4,669,411       $4,858,310      $4,643,668     $4,740,443
                                           =============    ============     ============    ============   ============

Interest-bearing Deposits                     $2,901,303      $2,757,133       $2,914,652      $2,852,034     $2,739,418
Noninterest-bearing Deposits                     479,983         477,688          536,287         539,415        531,507
Foreign Deposits
                                           -------------    ------------     ------------    ------------   ------------
   Total Deposits                              3,381,286       3,234,821        3,450,939       3,391,449      3,270,925
Short-term Borrowings                            360,921         377,458          390,931         333,716        377,344
Intermediate & Long-term Borrowings              696,163         879,589          750,427         706,512        884,445
                                           -------------    ------------     ------------    ------------   ------------
   Total Borrowings                            1,057,084       1,257,047        1,141,358       1,040,228      1,261,789
Other Liabilities                                 70,498          50,528           57,343          42,000         56,202
Minority Interest
                                           -------------    ------------     ------------    ------------   ------------
     Total Liabilities                         4,508,868       4,542,396        4,649,640       4,473,677      4,588,916
                                           -------------    ------------     ------------    ------------   ------------
Common Equity                                    452,325         400,775          444,967         430,870        402,135
                                           -------------    ------------     ------------    ------------   ------------
     Total Shareholders' Equity                  452,325         400,775          444,967         430,870        402,135
                                           -------------    ------------     ------------    ------------   ------------
Total Liabilities & Equity                    $4,961,193      $4,943,171       $5,094,607      $4,904,547     $4,991,051
                                           =============    ============     ============    ============   ============

                   UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                Charleston, WV
                              Stock Symbol:  UBSI
                   (In Thousands Except for Per Share Data)

                                                                      Three Months Ended                   Six Months Ended
                                                          ----------------------------------------    -------------------------
                                                              June          June           March          June          June
Share Data:                                                   2001          2000           2001           2001          2000
                                                          -----------   -----------   ------------    -----------   -----------
Earnings Per Share:
  Net Income before Extraordinary  Items:
     Basic                                                     $ 0.48        $ 0.43         $ 0.46        $  0.94       $  0.86
     Diluted                                                   $ 0.47        $ 0.43         $ 0.46        $  0.93       $  0.85
     Diluted - Cash Basis                                      $ 0.49        $ 0.44         $ 0.47        $  0.96       $  0.88

  Net Income after Extraordinary Items:
     Basic                                                     $ 0.48        $ 0.43         $ 0.46        $  0.94       $  0.86
     Diluted                                                   $ 0.47        $ 0.43         $ 0.46        $  0.93       $  0.85
     Diluted - Cash Basis                                      $ 0.49        $ 0.44         $ 0.47        $  0.96       $  0.88

Common Dividend Declared Per Share                             $ 0.23        $ 0.21         $ 0.22        $  0.45       $  0.42

High Common Stock Price                                        $27.00        $22.38         $23.25        $ 27.00       $ 22.38
Low Common Stock Price                                         $21.55        $16.38         $19.44        $ 19.44       $ 16.38
Book Value Per Share                                                                        $10.69        $ 10.77       $  9.60
Tangible Book Value Per Share                                                               $ 9.78        $  9.86       $  8.62

52-week High Common Stock Price                                                             $23.25         $27.00       $ 27.25
    Date                                                                                  03/01/01       06/29/01      07/09/99
52-week Low Common Stock Price                                                              $16.38        $ 17.25       $ 16.38
    Date                                                                                  06/27/00       10/18/00      06/27/00


EOP Shares Outstanding (Net of Treasury Stock):                                         41,587,229     41,308,168    41,910,723

Average Shares Outstanding: (Net of Treasury Stock):

     Basic                                                 41,466,564    41,931,050     41,703,350     41,584,502    42,110,730
     Diluted                                               41,823,411    42,264,141     42,020,236     41,914,814    42,449,089

Memorandum Items:

Tax Applicable to Security Transactions                         ($251)         $177            $50          ($202)         $288

Common Dividends                                               $9,530        $8,812         $9,175        $18,705       $17,691

EOP Employees (full-time equivalent)                                                         1,277          1,271         1,340

                   UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                Charleston, WV
                              Stock Symbol:  UBSI
                   (In Thousands Except for Per Share Data)


                                                            Three Months Ended               Six Months Ended
                                                 --------------------------------------  ---------------------
                                                      June         June         March        June       June
                                                      2001         2000         2001         2001       2000
                                                 ------------  ------------  ----------  ----------  ---------
Selected Yields and Net Interest Margin:

Loans                                                 8.51%        8.95%        8.87%        8.69%      8.90%
Investment Securities                                 6.98%        6.84%        7.03%        7.00%      6.84%
Money Market Investments/FFS                          4.79%        4.50%        6.19%        5.40%      5.41%
   Average Earning Assets Yield                       8.05%        8.32%        8.33%        8.19%      8.27%
Interest-bearing Deposits                             4.28%        4.41%        4.69%        4.48%      4.32%
Short-term Borrowings                                 3.92%        5.34%        4.84%        4.35%      5.11%
Long-term Borrowings                                  6.32%        6.11%        6.38%        6.35%      5.90%
   Average Liability Costs                            4.61%        4.87%        5.00%        4.80%      4.75%
     Net Interest Spread                              3.45%        3.45%        3.32%        3.39%      3.52%
     Net Interest Margin                              4.18%        4.13%        4.10%        4.14%      4.18%

Selected Financial Ratios:

Return on Average Common Equity                      17.54%       18.19%       17.87%       17.70%     18.12%
Return on Average Assets                              1.60%        1.47%        1.62%        1.61%      1.46%
Loan / Deposit Ratio                                                           98.51%       98.60%    103.19%
Loan Loss Reserve / Net Loans                                                   1.30%        1.29%      1.24%
Nonaccrual Loans / Loans, net of unearned income                                0.23%        0.19%      0.35%
90-Day Past Due Loans/Loans, net of unearned income                             0.15%        0.16%      0.18%
Non-performing Loans / Loans, net of unearned income                            0.39%        0.35%      0.53%
Non-performing Assets/Total Assets                                              0.29%        0.26%      0.40%
Primary Capital Ratio                                                           9.68%        9.47%      8.78%
Shareholders' Equity Ratio                                                      8.93%        8.73%      8.06%
Price / Book Ratio                                                              2.07%        2.49%      2.23%
Price / Earnings Ratio                                                         12.01%       14.37%     10.63%
Efficiency Ratio                                     43.97%       43.56%       42.84%       43.42%     44.44%


                                         June       June     December   March
Credit Quality Data:                     2001       2000       2000      2001
                                      --------  ---------  ---------- --------

EOP Non-Accrual Loans                 $  6,062   $ 11,156   $  8,131  $  7,588
EOP 90-Day Past Due Loans                5,143      5,955      4,717     4,698
                                      --------  ---------  ---------  --------
   Total EOP Non-performing Loans     $ 11,205   $ 17,111   $ 12,848  $ 12,286

EOP Other Real Estate & Assets Owned     2,260      2,754      2,109     2,395
                                      --------  ---------  ---------  --------
   Total EOP Non-performing Assets    $ 13,465   $ 19,865   $ 14,957  $ 14,681
                                      ========  =========  =========  ========


                                      Three Months Ended       Year to Date
                                      -------------------  --------------------
                                         June       June       June      June
                                         2001       2000       2001      2000
                                      --------- ---------  ---------  --------
Charge-off Analysis:
Gross Charge-offs                      ($2,490)   ($4,389)   ($5,162)  ($7,248)
Recoveries                                 354        372      1,186       575
                                      --------- ---------  ---------  --------
Net Charge-offs                        ($2,136)   ($4,017)   ($3,976)  ($6,673)
                                      ========= =========  =========  ========